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                                                                    EXHIBIT 10.2


                      APPLIED ANALYTICAL INDUSTRIES. INC.

                        1995 RESTRICTED STOCK AWARD PLAN

                            AMENDED AND RESTATED


1.   PURPOSE

     The purpose of the Applied Analytical Industries, Inc. 1995 Restricted Stock Award Plan (the "Plan") is to promote the growth and profitability of Applied Analytical Industries, Inc. (the "Company") by increasing the personal participation of certain employees in the financial performance of the Company, to compensate such employees for their contributions to the success of the Company and to assure the continued participation of such employees in growth of the Company. This purpose will be achieved through the grant of restricted stock awards ("Restricted Stock Awards") consisting of shares of the Company's Class B Non-Voting Common Stock ("Class B Stock") to participants in the Plan subject to vesting requirements, restrictions on transfer and risk of forfeiture upon termination of employment as set forth herein.

     2.  ADMINISTRATION

The Plan will be administered by the Company's Board of Directors (the "Board"); provided, however, that from and after the registration of any class of equity securities of the Company pursuant to Section 12 of the securities Exchange Act of 1934, as amended, if the Board includes members who are not "disinterested persons" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation) or "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of members thereof who are both "disinterested persons" and "outside directors" (as so defined).

     The Board or the Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of employees eligible to participate in the Plan those employees to whom Restricted Stock Awards shall be granted; (iii) within the limits established herein determine the number of shares to be subject to any Restricted Stock Award granted to each of such employees; (iv) prescribe the form of instrument(s) evidencing Restricted Stock Awards; (v) determine the time or times at which Restricted Stock Awards shall be granted to employees; (vi) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (vii) make all other determinations necessary or advisable for the administration of the Plan.
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     Any action which the Board or the Committee is authorized to take may be taken without a meeting if all the members of the Board or the Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or the Committee.

     The Board or the Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or the Committee in the administration of the Plan and may grant authority to such persons to select from the group of employees eligible to participate in the Plan those employees to whom Restricted Stock Awards shall he granted within the limits established herein, determine the number of shares to be subject to any Restricted Stock Award granted to each of such employees, and execute documents, including agreements relating to Restricted Stock Awards, on behalf of the Board or the Committee.

     No member of the Board or the Committee or employee of the Company assisting the Board or the Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

     3.  STOCK SUBJECT TO PLAN

     The stock to be offered under this Plan shall be authorized but unissued shares of Class B Stock. An aggregate of 833.62 shares of Class B Stock are reserved for Restricted Stock Awards under the Plan. The number of shares reserved under this Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by Section 6 hereof and occurring after the adoption of the Plan. The Board or the Committee will maintain records showing the cumulative total of all shares subject to Restricted Stock Awards outstanding under the Plan.

     4.  RESTRICTED STOCK AWARDS FOR EMPLOYEES

 (a)    Eligibility and Factors to be Considered in Granting Restricted Stock
Awards

     The grant of Restricted Stock Awards under this Section 4 shall be limited to certain long-term employees of the Company and other employees who have made key contributions to the Company's success as selected by the Board or the Committee. In making any determination as to the employees to whom Restricted Stock Awards shall be granted under this Section 4 and as to the number of shares to be subject thereto, the Board or the Committee shall take into account, in each case, the tenure of such employee with the Company and/or the contributions made by such employee to the Company and such additional factors, if any, as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan.

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     (b)  Allotment of Shares

     The Board or the Committee may, in its sole discretion and subject to the provisions of this Plan, grant to participants eligible under this Section 4, on or after the date hereof, Restricted Stock Awards. Restricted Stock Awards granted under this Section 4 may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board or the Committee, in its sole discretion, may from time to time determine.

     (c) Time Granting Restricted Stock Awards

     The date of grant of a Restricted Stock Award under this Section 4 shall, for all purposes, be the date on which the Board or the Committee makes the determination of granting Restricted Stock Awards (each such date, a "Grant Date"). Notice of the determination shall be given to each employee to whom a Restricted Stock Award is so granted within a reasonable time after the Grant Date.

     (d) Issue Price for Restricted Stock Awards

     The Board or the Committee shall establish the issue price for any Restticted Stock Award. Restricted Stock Awards may be issued for any consideration or no consideration (other than the par value thereof).

     (e) Vesting.

     All Restricted Stock Awards shall vest on the fifth anniversary of the Grant Date, unless vested earlier in the event of a registered initial public offering ("IPO") of the Company's common stock or an Acquisition Transaction as discussed below or as otherwise set forth herein.

     Restricted Stock Awards shall vest following an IPO as follows:

                                                         Aggregate Percentage of
                                                      Restricted Stock Award Shares
                     Date                                 Vested on such Date
                     ----                                 -------------------
            First Anniversary Date of
               the Closing of the IPO                       50%,

            Second Anniversary Date of
               the Closing of the IPO                      100%,

     All Restricted Stock Awards shall be deemed fully vested upon an Acquisition Transaction. For tha purposes of the Plan, an "Acquisition Transaction" shall mean and include the following:

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        (i)   The consummation of a tender offer or exchange for the ownership of securities of the Company representing 51% or more of the combined voting powers of the Company's then outstanding voting securities;

        (ii) The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company; or

        (iii) The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly-owned subsidiary of the Company.

(f)  Risk of Forfeiture

     Any unvested portion of Restricted Stock Award granted to an employee shall be automatically forfeited to the Company in the event such employee shall cease to be an employee of the Company or any of its subsidiaries, unless
(i) (a) such employee shall die while an employee of the Company or such subsidiary, (b) such employee shall become permanently or totally disabled within the meaning of section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision) while an employee of the Company or such subsidiary, or (c) such employee shall retire with the consent of the Company, and (ii) Within ninety (90) days of such death, disability or retirement, the Board or the Committee shall determine that such unvested shares shall not be forfeited, in which case the Restricted Stock Award granted to such employee shall be deemed fully vested.

  The shares subject to any forfeited Restricted Stock Award or portion thereof shall no longer be charged against the applicable limitation or limitations provided in Section 3 of the Plan and may again become shares available for the purposes, and subject to the same applicable limitations, of the Plan.

  5.   NON-TRANSFERABILITY

  To the extent that shares of Class B Stock constituting a Restricted Stock Award are not vested pursuant to the terms of the Plan such shares may not be transferred except pursuant to a qualified domestic relations order as defined by the Code or in


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Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

  6.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  In the event of any change in the outstanding common stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan and the number and kind of shares subject to outstanding Restricted Stock Awards shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Restricted Stock Awards.

  Adjustments under this Section shall be made by the Board or the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

  7.   NO RIGHT TO EMPLOYMENT

  Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if this Plan had not been adopted.

  8.   AMENDMENT AND TERMINATION

  The Board or the Committee may at any time suspend, amend, or terminate the Plan. The Board or the Committee may make such modifications of the terms and conditions of a holder's Restricted Stock Award as it shall deem advisable. Notwithstanding the foregoing sentence, no amendment, suspension or termination shall, without the consent of the holder of a Restricted Stock Award, alter or impair any rights or obligations under such Restricted Stock Award.

  9.    EFFECTIVE DATE OF THE PLAN

  The Plan was adopted by the Board on November 16, 1995, and shall be effective until November 16, 2003, after which time no Restricted Stock Award shall be granted, but such termination shall not affect any Restricted Stock Award previously granted under the Plan.

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